UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2005

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On October 24, 2005, Ameriprise Financial, Inc. (the “Company”) filed a Form 8-K which furnished the Company’s Quarterly Statistical Supplement for the quarterly period ended September 30, 2005 by attaching it as Exhibit 99.2 thereto.  The “Return on equity before discontinued operations” line item in the Financial Summary on page 2 contained inadvertent errors.  The correct numbers for that line item are as follows:

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Return on equity before discontinued operations ***	11.8%	12.0%	11.4%	11.3%	9.8%		12.0%

In addition, the Financial Summary did not include a line for “Effective tax rate” on page 2 after the line “Operating income margin**.”  The information for the “Effective tax rate” is as follows:

	3Q	4Q	1Q	2Q	3Q	3Q’05 vs. 3Q’04	Full Year
	2004	2004	2005	2005	2005	% Inc/(Dec)	2004

Effective tax rate	27.7%	12.9%	29.3%	21.5%	32.2%		25.8%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

DATE: November 17, 2005	By:	/s/ Walter S. Berman
Name: Walter S. Berman
Title: Executive Vice President and Chief Financial Officer